As of October 13, 2005

Key Hospitality Acquisition Corporation
1775 Broadway, Suite 604
New York, New York 10019

Maxim Group LLC
405 Lexington Ave.
New York, New York 10174

                           Re: Initial Public Offering

Gentlemen:

      The undersigned stockholder and special advisor of Key Hospitality Acquisition Corporation ("Company"), in consideration of Maxim Group LLC ("Maxim") entering into a letter of intent, dated April 22, 2005 ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

      1. As a special advisor to the Company, the undersigned agrees to assist the Company in identifying, seeking, and consummating a Business Combination, including providing strategic advice to the Company.

      2. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will (i) vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares and (ii) vote any shares of common stock acquired following the IPO in favor of the Business Combination.

      3. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within the undersigned's power to cause the Trust Fund (as defined in the Letter of Intent) to be liquidated and distributed to the holders of the IPO Shares. The undersigned hereby further waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund as a result of such distribution with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

      4. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to the undersigned's exploitation of that opportunity in any way or the presentation to any other person or entity, any suitable opportunity to acquire an operating business or any real property or related assets, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be a special advisor of the Company, but subject, in each case, to any pre-existing fiduciary obligations the undersigned might have.

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      5. The  undersigned  acknowledges  and agrees  that the  Company  will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Maxim that the business combination is fair to the Company's stockholders from a financial perspective.

      6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive, and will not accept, any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination, including first class air travel.

      7. The undersigned agrees that neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept, and the undersigned, on behalf of the undersigned and the aforementioned parties, hereby waives any rights to a finder's fee or any other compensation in the event the undersigned, any member of the family of the
undersigned  or  any  Affiliate  of  the   undersigned   originates  a  Business
Combination.

      8. The undersigned will escrow his Insider Shares for the three-year period commencing on the Effective Date, subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

      9. The undersigned agrees to be a special advisor to the Company, on a nonexclusive basis, until the earlier of the consummation by the Company of a Business Combination or the distribution of the Trust Fund. The undersigned's biographical information furnished to the Company and Maxim is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned further represents and warrants to the Company and Maxim that:

      (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

      (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

      (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

      10. The undersigned has full right and power, without violating any agreement by which the undersigned is bound, to enter into this letter agreement and to serve as special advisor to the Company.

      11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise and as otherwise described in the registration statement relating to the IPO, of an operating business or real property assets in the hospitality and related industries selected by the Company; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.


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

                                     Alan S. Parsow
                                     -------------------------------------------
                                     Print Name of Special Advisor

                                        /s/Alan S. Parsow
                                     -------------------------------------------
                                     Signature



                                     Elkhorn Partners Limited Partnership
                                     -------------------------------------------
                                     Print Name of Stockholder

                                     /s/  Elkhorn Partners Limited Partnership

                                      Alan S. Parsow, as G.P.
                                     -------------------------------------------
                                     Signature


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